EXHIBIT 10.8

Prepared by, and after recording
return to:

Jeremy M. McLean, Esquire
Troutman Sanders LLP
P.O. Box 1122
Richmond, VA 23218
MULTIFAMILY DEED TO SECURE DEBT,
ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT
(GEORGIA)

Fannie Mae Multifamily Security Instrument	Form 6025.GA
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The Residences on McGinnis Ferry

MULTIFAMILY DEED TO SECURE DEBT,
ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT
This MULTIFAMILY DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of the 16th day of October, 2014, is executed by STAR MCGINNIS FERRY, LLC, a limited liability company organized and existing under the laws of Delaware, as mortgagor (“Borrower”), to and for the benefit of BERKADIA COMMERCIAL MORTGAGE LLC, a limited liability company organized and existing under the laws of Delaware, as mortgagee (“Lender”).
Borrower, in consideration of (i) the loan in the original principal amount of $73,660,600.00 (the “Mortgage Loan”) evidenced by that certain Multifamily Note dated as of the date of this Security Instrument, executed by Borrower and made payable to the order of Lender maturing on November 1, 2024 (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Note”), (ii) that certain Multifamily Loan and Security Agreement dated as of the date of this Security Instrument, executed by and between Borrower and Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and (iii) the security title created and transferred to Lender by this Security Instrument, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, warrants, conveys, bargains, sells, and assigns to and for the benefit of Lender, with power of sale and right of entry and possession, the Mortgaged Property (as defined in this Security Instrument), including the real property located in Gwinnett County, State of Georgia, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable.
Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, warrant, convey, bargain, sell, and assign the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.
Borrower and (by its acceptance hereof) Lender covenants and agrees as follows:
1.Defined Terms.
Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

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“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.
“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.
“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of this Security Instrument, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.
“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.
“Event of Default” has the meaning set forth in the Loan Agreement.
“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.
“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.
“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.
“Impositions” means
(a)    any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

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(b)    the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;
(c)    Taxes; and
(d)    amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.
“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.
“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.
“Land” means the real property described in Exhibit A.
“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.
“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.
“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:
(a)    the Land;
(b)    the Improvements;
(c)    the Personalty;
(d)    current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights‑of‑way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

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(e)    insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;
(f)    awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;
(g)    contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;
(h)    Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;
(i)    earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;
(j)    Imposition Deposits;
(k)    refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);
(l)    tenant security deposits;
(m)    names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;
(n)    Collateral Accounts and all Collateral Account Funds;
(o)    products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and
(p)    all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.
“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.
“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including

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Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.
“Prepayment Premium” has the meaning set forth in the Loan Agreement.
“Property Jurisdiction” means the jurisdiction in which the Land is located.
“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.
“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.
“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.
“Title Policy” has the meaning set forth in the Loan Agreement.
“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.
“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.
2.Security Agreement; Fixture Filing.
(a)To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided

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by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.
(b)Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.
(c)All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.
3.Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.
(a)    As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.
(b)    Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service

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Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.
(c)    If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.
(d)    If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.
(e)    Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become

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an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable.  If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.
(f)    The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:
(1)    obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);
(2)    obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or
(3)    responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.
The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.
(g)    Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.
4.    Protection of Lender’s Security.
If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances,

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disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:
(a)    paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;
(b)    entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;
(c)    obtaining (or force-placing) the insurance required by the Loan Documents; and
(d)    paying any amounts required under any of the Loan Documents that Borrower has failed to pay.
Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.
5.    Default; Acceleration; Remedies.
(a)    If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the power of sale granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1)or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.
(b)    Borrower acknowledges that the power of sale granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing and hereby appoints Lender as Borrower’s agent and attorney-in-fact to exercise such power of sale in the name and on behalf of Borrower. In the event Lender invokes the power of sale:
(1)    Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a power of sale and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;
(2)    Lender may sell and dispose of the Mortgaged Property at public auction, at the usual place for conducting sales at the courthouse in the county where all or any part of the Mortgaged Property is located, to the highest bidder for cash, first advertising the time, terms and place of such sale by publishing a notice of sale once a week for four (4) consecutive weeks (without regard to the actual number of days) in a newspaper in which

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serves as the official publication of legal notices and advertisements in such county, all other notice being waived by Borrower; and Lender may thereupon execute and deliver to the purchaser a sufficient instrument of conveyance of the Mortgaged Property, which may contain recitals as to the happening of the Event of Default upon which the execution of the power of sale granted by this Section 5 depends. The recitals in the instrument of conveyance shall be presumptive evidence that Lender duly complied with all preliminary acts prerequisite to the sale and instrument of conveyance. Borrower constitutes and appoints Lender as Borrower’s agent and attorney-in-fact to make such recitals, sale and conveyance;
(3)    the power and agency granted in this Section 5 are coupled with an interest, are irrevocable by death or otherwise, and are in addition to the remedies for collection of the Indebtedness as provided by law. Borrower ratifies all of Lender’s acts, as such attorney-in-fact, and Borrower agrees that such recitals shall be binding and conclusive upon Borrower and that the conveyance to be made by Lender (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtsey, and all other exemptions of Borrower, or its successors in interest, in and to the Mortgaged Property; and
(4)    the Mortgaged Property may be sold in one (1) parcel and as an entirety, or in such parcels, manner or order as Lender, in its discretion, may elect, and one (1) or more exercises of the powers granted in this Section 5 shall not extinguish or exhaust the power unless the entire Mortgaged Property is sold or the Indebtedness is paid in full, and Lender shall collect the proceeds of such sale, applying such proceeds as provided in this Section 5. In the event of a deficiency, Borrower shall immediately on demand from Lender pay such deficiency to Lender, subject to the provisions of the Note limiting Borrower’s personal liability for payment of the Indebtedness. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment. Borrower acknowledges that Lender may bid for and purchase the Mortgaged Property at any foreclosure sale and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.
(c)    If the Mortgaged Property is sold pursuant to this Section 5, Borrower, or any person holding possession of the Mortgaged Property through Borrower, shall surrender possession of the Mortgaged Property to the purchaser at such sale on demand. If possession is not surrendered on demand, Borrower or such person shall be a tenant holding over and may be dispossessed in accordance with Georgia law.
(d)    Borrower covenants and agrees that Lender shall apply the proceeds of any sale in the following order:
(1)    to all reasonable costs and expenses of the sale, including reasonable attorneys’ fees and costs associated with title evidence and the reasonable cost of such other professionals who provided services in connection with the sale or establishing a deficiency, if any;
(2)    to the Indebtedness in such order as Lender, in Lender’s discretion, directs; and
(3)    the excess, if any, to the person or persons legally entitled to the excess.
(e)    In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees,

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outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.
(f)    Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession) or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.
6.    Waiver of Statute of Limitations and Marshaling.
Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through, or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.
7.    Waiver of Redemption; Rights of Tenants.
(a)    Subject, in any event, to Section 11(c) hereof, Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take

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any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:
(1)    Borrower for itself and all Persons who may claim by, through, or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws,” and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through, or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by applicable law;
(2)    Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and
(3)    if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.
(b)    Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.
8.    Notice.
(a)    All notices under this Security Instrument shall be:
(1)    in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;
(2)    addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and
(3)    deemed given on the earlier to occur of:
(A)    the date when the notice is received by the addressee; or
(B)    if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

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(b)    Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.
(c)    Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.
9.    Mortgagee-in-Possession.
Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.
10.    Release.
Upon payment in full of the Indebtedness, Lender shall cause the release of this Security Instrument and Borrower shall pay Lender’s costs incurred in connection with such release.
11.    Georgia State Specific Provisions.
(a)    To the fullest extent permitted by law, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any present or future law providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Borrower, for Borrower, Borrower’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the fullest extent permitted by law, waives and releases all rights of redemption, valuation, appraisement, stay of execution, reinstatement (including all rights under O.C.G.A. Section 44‑14‑-85), notice of intention to mature or declare due the whole of the Indebtedness, and all rights to a marshaling of assets of Borrower, including the Mortgaged Property.
(b)    This Security Instrument secures future advances.
(c)    This conveyance is intended to and shall constitute and be construed as (1) a deed passing fee title to the Mortgaged Property to Lender, and is made under those provisions of the existing laws of the State of Georgia (O.C.G.A. Section 44-14-60 et seq.) relating to conveyances and deeds to secure debt (a/k/a “security deed”), and not a mortgage, and is given to secure the payment and performance of the Indebtedness, and (2) a security agreement pursuant to the provisions of the Uniform Commercial Code of Georgia, Title 11 of the Official Code of Georgia.
(d)    Lender’s acceptance, if any, of an assumption of the obligations of this Security Instrument and the Note, and the release of Borrower pursuant to the Loan Agreement, shall not constitute a novation and shall not affect the priority of the lien created by this Security Instrument.
(e)    Borrower represents and warrants to Lender that neither all nor any part of the Mortgaged Property is to be used as a dwelling place by Borrower at the time this Security Instrument is entered into and, accordingly, the notice requirements of O.C.G.A. Section 44-14-162.2 shall not be applicable to any exercise of the power of sale contained in this Security Instrument.
(f)    The interest of Lender under this Security Instrument and the liability and obligation of Borrower for the Indebtedness arise from a “commercial transaction” within the meaning of O.C.G.A. Section 44-14-260(1). Accordingly, pursuant to O.C.G.A. Section 44-14-263, Borrower waives any and all rights which Borrower may have to notice (other than as may be expressly

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provided for herein) prior to seizure by Lender of any interest in personal property of Borrower which constitutes part of the Mortgaged Property, whether such seizure is by writ of possession or otherwise.
(g)    In all events where Borrower may be obligated to pay all reasonable costs, expenses and attorneys’ fees incurred by Lender in connection with the Loan Documents, “all reasonable costs, expenses and attorneys’ fees” or words of similar import shall in all events mean reasonable attorneys’ fees, actually incurred, without the application of the statutory presumption established by the O.C.G.A. Section 13-1-11.
12.    Governing Law; Consent to Jurisdiction and Venue.
This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.
13.    Miscellaneous Provisions.
(a)    This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.
(b)    The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.
(c)    The following rules of construction shall apply to this Security Instrument:
(1)    The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.
(2)    Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

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(3)    Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.
(4)    Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.
(5)    As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.
(6)    Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.
(7)    Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.
(8)    All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.
(9)    “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.
14.    Time is of the Essence.
Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.
15.    WAIVER OF TRIAL BY JURY.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

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ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

X	Exhibit A	Description of the Land (required)

	Exhibit B	Modifications to Security Instrument

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

STAR MCGINNIS FERRY, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, its Manager

By:	/s/ Kevin J. Keating	(SEAL)
Kevin J. Keating
Treasurer

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The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

▪	Debtor Name/Record Owner: STAR McGinnis Ferry, LLC

▪	Debtor Chief Executive Office Address:
c/o The Steadfast Companies
18100 Von Karman Avenue, Suite 500
Irvine, California 92612

▪	Debtor Organizational ID Number: 5598216

The name and chief executive office of Lender (as Secured Party) are:

▪	Secured Party Name: Berkadia Commercial Mortgage LLC

▪	Secured Party Chief Executive Office Address:
118 Welsh Road
Horsham, Pennsylvania 19044
Attn: Servicing - Executive Vice President

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Georgia	09-13	© 2013 Fannie Mae

EXHIBIT A
DESCRIPTION OF THE LAND
Tract I:

4025 McGinnis Ferry Road, Suwanee, Georgia 30024
Legal Description Phase I & II (Lot A)

All that tract of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

To find the True Point of Beginning, commence at a concrete right-of-way marker located at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set, and (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set and the True Point of Beginning; from the True Point of Beginning as thus established, thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds East 86.61 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 31 degrees 02 minutes 59 seconds East 155.22 feet) 156.31 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 52 degrees 18 minutes 13 seconds East 80.88 feet) 81.25 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 27 degrees 35 minutes 57 seconds East 104.56 feet) 111.04 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 17 degrees 56 minutes 07 seconds East, 33.23 feet) 34.27 feet to a 1/2-inch rebar set; thence North 42 degrees 28 minutes 37 seconds East 614.08 feet to a 1/2-inch rebar set; thence North 77 degrees 52 minutes 35 seconds East 489.70 feet to a 1/2-inch rebar set; thence North 31 degrees 44 minutes 03 seconds East 243.57 feet to a 1/2-inch rebar set; thence North 47 degrees 15 minutes 17 seconds West 854.61 feet to a 1/2-inch rebar set; thence North 78 degrees 50 minutes 22 seconds West 82.72 feet to a 1/2-inch rebar set; thence South 39 degrees 44 minutes 14 seconds West 466.42 feet to a 1/2-inch rebar set; thence South 53 degrees 45 minutes 59 seconds West 1001.42 feet to a 1/2-inch rebar set; thence North 36 degrees 14 minutes 01 second West 364.33 feet to a 1/2-inch rebar set; thence South 69 degrees 08 minutes 21 seconds West 144.34 feet to a point; thence South 86 degrees 56 minutes 33 seconds West 141.74 feet to a point; thence North 30 degrees 56 minutes 24 seconds West 34.94 feet to a point; thence South 59 degrees 03 minutes 00 seconds West 418.39 feet to a 1/2-inch rebar set on the northeast right-of-way line of said McGinnis Ferry Road; thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) South 43 degrees 45 minutes 44 seconds East 54.15 feet to a point, (2) South 46 degrees 37 minutes 50 seconds East 509.57 feet to a right of way marker, (3) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 51 degrees 11 minutes 35 seconds East 170.88 feet) 171.06 feet to a point, (4) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 56 degrees 44 minutes 36 seconds East 36.42 feet) 36.42 feet to a 1/2-inch rebar set, (5) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 64 degrees 15 minutes 36 seconds East 244.04 feet) 244.57 feet to a point, (6) South 70 degrees 48 minutes 11 seconds East 93.22 feet to a point, (7) South 70 degrees 48 minutes 11 seconds East 476.63 feet to a point, and (8) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 69 degrees 47 minutes 14 seconds East 105.56 feet) 105.57 feet to the True Point of Beginning, said tract containing approximately 44.21 acres.

Parcel Two:

Together With those non-exclusive easements and other rights and interests appurtenant to the above-described

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Parcel One created and/or granted in and pursuant to that certain Reciprocal Easement and Covenant Agreement dated June 15, 2000, between C/M I, LLC and C/M III, LLC, recorded in Deed Book 20740, Page 87, Gwinnett County, Georgia records.

Tract II:

Legal Description Phase III (Lot B)

All that tract of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

To find the True Point of Beginning, commence at a concrete right-of-way marker located at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road, North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set and the True Point of Beginning; from the True Point of Beginning as thus established, continuing thence along the northeast right-of-way line of McGinnis Ferry Road along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set; thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds East 86.61 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 31 degrees 02 minutes 59 seconds East 155.22 feet) 156.31 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 52 degrees 18 minutes 13 seconds East 80.88 feet) 81.25 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 27 degrees 35 minutes 57 seconds East 104.56 feet) 111.04 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 17 degrees 56 minutes 07 seconds East, 33.23 feet) 34.27 feet to a 1/2-inch rebar set; thence North 42 degrees 28 minutes 37 seconds East 614.08 feet to a 1/2-inch rebar set; thence North 77 degrees 52 minutes 35 seconds East 489.70 feet to a 1/2-inch rebar set; thence North 31 degrees 44 minutes 03 seconds East 243.57 feet to a 1/2-inch rebar set; thence North 47 degrees 15 minutes 17 seconds West 854.61 feet to a 1/2-inch rebar set; thence North 78 degrees 50 minutes 22 seconds West 82.72 feet to a 1/2-inch rebar set; thence South 39 degrees 44 minutes 14 seconds West 466.42 feet to a 1/2-inch rebar set; thence South 53 degrees 45 minutes 59 seconds West 1001.42 feet to a 1/2-inch rebar set; thence North 36 degrees 14 minutes 01 second West 364.33 feet to a 1/2-inch rebar set; thence North 69 degrees 10 minutes 51 seconds East 18.66 feet to a 1/2-inch rebar set; thence South 86 degrees 53 minutes 16 seconds East 190.34 feet to a 1/2-inch rebar found; thence North 31 degrees 47 minutes 49 seconds West 36.71 feet to a 1/2-inch rebar found; thence North 31 degrees 23 minutes 29 seconds West 134.27 feet to a 1/2-inch rebar found; thence North 53 degrees 45 minutes 04 seconds East 880.42 feet to a 1/2-inch rebar found; thence South 30 degrees 15 minutes 00 seconds East 230.29 feet to a 1/2-inch rebar found; thence North 39 degrees 40 minutes 36 seconds East 392.49 feet to a 1/2-inch rebar found; thence South 78 degrees 50 minutes 27 seconds East 1199.31 feet to a 1/2-inch rebar found; thence South 47 degrees 14 minutes 52 seconds East 376.74 feet to a 1/2-inch rebar found; thence North 46 degrees 18 minutes 48 seconds East 74.95 feet to a 1/2-inch rebar set; thence South 40 degrees 07 minutes 34 seconds East 30.00 feet to a 1/2-inch rebar set, said 1/2-inch rebar set being located at or near the centerline of Scales Road; thence along the centerline of Scales Road, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 38 degrees 46 minutes 09 seconds West 220.78 feet) 222.17 feet to a point, (2) South 27 degrees 39 minutes 26 seconds West 185.53 feet to a point, (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 35 degrees 55 minutes 26 seconds West 274.60 feet) 275.55 feet to a point, (4) South 44 degrees 11 minutes 26 seconds West 321.03 feet to a point; thence leaving said centerline North 45 degrees 48 minutes 34 seconds West 25.00 feet to a point; thence South 44 degrees 11 minutes 26 seconds West 45.40 feet to a point; thence South 59 degrees 41 minutes 55 seconds West 39.97 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 49 degrees 02 minutes 28 seconds West 369.55 feet) 370.15 feet to a point; thence South 35 degrees 15 minutes 05 seconds East 10.50 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 55 degrees 44 minutes 41 seconds West 68.80 feet) 68.81 feet to

Fannie Mae Multifamily Security Instrument	Form 6025.GA	Page A- 2
Georgia	09-13	© 2013 Fannie Mae

a point; thence South 56 degrees 47 minutes 16 seconds West 190.60 feet to a point; thence along the arc of a curve to the left (which are is subtended by a chord having a bearing and distance of South 43 degrees 32 minutes 48 seconds West 110.73 feet) 110.86 feet to a point; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 52 degrees 59 minutes 26 seconds West 178.55 feet) 178.62 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 48 degrees 11 minutes 39 seconds West 141.31 feet) 141.34 feet to a 1/2-inch rebar set; thence South 47 degrees 43 minutes 25 seconds West 72.68 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 40 degrees 36 minutes 18 seconds West 27.55 feet), 27.68 feet to the True Point of Beginning, said tract containing approximately 42.21 acres.

Together With a non-exclusive right, title and interest in and to the easements appurtenant to the above described tract created in that certain Reciprocal Easement and Covenant Agreement dated June 15, 2000, between C/M I, LLC and C/M III, LLC, recorded in Deed Book 20740, Page 87, Gwinnett County, Georgia records.

The aforesaid described land is also described per survey prepared by B.F. Dyer & Henning Inc. dated JULY 28, 2014 and known as Job No. DH1406 as follows:

Tract I:

ALL THAT TRACT of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at an iron pin set at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set, and (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set and the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING as thus established, thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds East 86.61 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 31 degrees 02 minutes 59 seconds East 155.22 feet) 156.31 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 52 degrees 18 minutes 13 seconds East 80.88 feet) 81.25 feet to a 1/2 inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 27 degrees 35 minutes 57 seconds East 104.56 feet) 111.04 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 17 degrees 56 minutes 07 seconds East, 33.23 feet) 34.27 feet to a 1/2-inch rebar set; thence North 42 degrees 28 minutes 37 seconds East 614.08 feet to a 1/2-inch rebar set; thence North 77 degrees 52 minutes 35 seconds East 489.70 feet to a 1/2-inch rebar set; thence North 31 degrees 44 minutes 03 seconds East 243.57 feet to a 1/2-inch rebar set; thence North 47 degrees 15 minutes 17 seconds West 854.61 feet to a 1/2-inch rebar set; thence North 78 degrees 50 minutes 22 seconds West 82.72 feet to a 1/2-inch rebar set; thence South 39 degrees 44 minutes 14 seconds West 466.42 feet to a 1/2-inch rebar set; thence South 53 degrees 45 minutes 59 seconds West 1001.42 feet to a 1/2-inch rebar set; thence North 36 degrees 14 minutes 01 second West 364.33 feet to a 1/2-inch rebar set; thence South 69 degrees 08 minutes 21 seconds West 144.34 feet to a point; thence South 86 degrees 56 minutes 33 seconds West 141.74 feet to a point; thence North 30 degrees 56 minutes 24 seconds West 34.94 feet to a point; thence South 59 degrees 03 minutes 00 seconds West 418.39 feet to a 1/2-inch rebar set on the northeast right-of-way line of said McGinnis Ferry Road; thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) South 43 degrees 45 minutes 44 seconds East 54.15 feet to a point, (2) South 46 degrees 37 minutes 50 seconds East 509.57 feet to a right of way marker, (3) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 51 degrees 11 minutes 35 seconds East 170.88 feet) 171.06 feet to a point, (4) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 56 degrees 44 minutes 36 seconds East 36.42 feet) 36.42 feet to

Fannie Mae Multifamily Security Instrument	Form 6025.GA	Page A- 3
Georgia	09-13	© 2013 Fannie Mae

a 1/2-inch rebar set, (5) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 64 degrees 15 minutes 36 seconds East 244.04 feet) 244.57 feet to a point, (6) South 70 degrees 48 minutes 11 seconds East 93.22 feet to a point, (7) South 70 degrees 48 minutes 11 seconds East 476.63 feet to a point, and (8) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 69 degrees 47 minutes 14 seconds East 105.56 feet) 105.57 feet to the TRUE POINT OF BEGINNING, said tract containing approximately 44.21 acres.

Tract II:

ALL THAT TRACT of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at an iron pin set at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road, North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set and the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING as thus established, continuing thence along he northeast right-of-way line of McGinnis Ferry Road along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set; thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds East 86.61 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 31 degrees 02 minutes 59 seconds East 155.22 feet) 156.31 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 52 degrees 18 minutes 13 seconds East 80.88 feet) 81.25 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 27 degrees 35 minutes 57 seconds East 104.56 feet) 111.04 feet to a 1/2-inch rebar set; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 17 degrees 56 minutes 07 seconds East, 33.23 feet) 34.27 feet to a 1/2-inch rebar set; thence North 42 degrees 28 minutes 37 seconds East 614.08 feet to a 1/2-inch rebar set; thence North 77 degrees 52 minutes 35 seconds East 489.70 feet to a 1/2-inch rebar set; thence North 31 degrees 44 minutes 03 seconds East 243.57 feet to a 1/2-inch rebar set; thence North 47 degrees 15 minutes 17 seconds West 854.61 feet to a 1/2-inch rebar set; thence North 78 degrees 50 minutes 22 seconds West 82.72 feet to a 1/2-inch rebar set; thence South 39 degrees 44 minutes 14 seconds West 466.42 feet to a 1/2 inch rebar set; thence South 53 degrees 45 minutes 59 seconds West 1001.42 feet to a 1/2-inch rebar set; thence North 36 degrees 14 minutes 01 second West 364.33 feet to a 1/2-inch rebar set; thence North 69 degrees 10 minutes 51 seconds East 18.66 feet to a 1/2-inch rebar set; thence South 86 degrees 53 minutes 16 seconds East 190.34 feet to a 1/2-inch rebar found; thence North 31 degrees 47 minutes 49 seconds West 36.71 feet to a 1/2-inch rebar found; thence North 31 degrees 23 minutes 29 seconds West 134.27 feet to a 1/2-inch rebar found; thence North 53 degrees 45 minutes 04 seconds East 880.42 feet to a 1/2-inch rebar found; thence South 30 degrees 15 minutes 00 seconds East 230.29 feet to a 1/2-inch rebar found; thence North 39 degrees 40 minutes 36 second East 392.49 feet to a 1/2-inch rebar found; thence South 78 degrees 50 minutes 27 seconds East 1199.31 feet to a 1/2-inch rebar found; thence South 47 degrees 14 minutes 52 seconds East 376.74 feet to a 1/2-inch rebar found; thence North 46 degrees 18 minutes 48 seconds East 74.95 feet to a 1/2-inch rebar set; thence South 40 degrees 07 minutes 34 seconds East 30.00 feet to a 1/2-inch rebar set, said 1/2-inch rebar set being located at or near the centerline of Scales Road; thence along the centerline of Scales Road, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 38 degrees 46 minutes 09 seconds West 220.78 feet) 222.17 feet to a point, (2) South 27 degrees 39 minutes 26 seconds West 185.53 feet to a point, (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 35 degrees 55 minutes 26 seconds West 274.60 feet) 275.55 feet to a point, (4) South 44 degrees 11 minutes 26 seconds West 321.03 feet to a point; thence leaving said centerline North 45 degrees 48 minutes 34 seconds West 25.00 feet to a point; thence South 44 degrees 11 minutes 26 seconds West 45.40 feet to a point; thence South 59 degrees 41 minutes 55 seconds West 39.97 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 49 degrees 02 minutes 28 seconds West 369.55 feet) 370.15 feet to a point; thence South 35 degrees 15 minutes 05 seconds East 10.50 feet to a point; thence along the arc of a

Fannie Mae Multifamily Security Instrument	Form 6025.GA	Page A- 4
Georgia	09-13	© 2013 Fannie Mae

curve to the right (which arc is subtended by a chord having a bearing and distance of South 55 degrees 44 minutes 41 seconds West 68.80 feet) 68.81 feet to a point; thence South 56 degrees 47 minutes 16 seconds West 190.60 feet to a point; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 43 degrees 32 minutes 48 seconds West 110.73 feet) 110.86 feet to a point; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 52 degrees 59 minutes 26 seconds West 178.55 feet) 178.62 feet to a 1/2 -inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 48 degrees 11 minutes 39 seconds West 141.31 feet) 141.34 feet to a 1/2-inch rebar set; thence South 47 degrees 43 minutes 25 seconds West 72.68 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 40 degrees 36 minutes 18 seconds West 27.55 feet), 27.68 feet to the TRUE POINT OF BEGINNING, said tract containing approximately 42.21 acres.

Tracts I and II being further described as:

ALL THAT TRACT of land in Land Lots 237 and 238 of the 7th District, Gwinnett County, City of Suwanee, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at an iron pin set at the intersection of the northwest right-of-way line of Scales Road (as established by right-of-way plans, Project No. 7023, Sheet No. 251, Drawing No. RW-05, dated November 11, 1997, with the northeast right-of-way line of McGinnis Ferry Road (variable right-of-way); running thence along the northeast right-of-way line of McGinnis Ferry Road, North 59 degrees 33 minutes 52 seconds West 140.93 feet to a 1/2-inch rebar set and the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING as thus established, continuing thence along the northeast right-of-way line of McGinnis Ferry Road along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 64 degrees 47 minutes 41 seconds West 406.41 feet) 406.73 feet to a 1/2-inch rebar set; thence, leaving said right-of-way line, North 20 degrees 32 minutes 25 seconds thence along the northeast right-of-way line of McGinnis Ferry Road the following courses and distances: (1) North 70 degrees 48 minutes 11 seconds West 476.63 feet to a point, and (8) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 69 degrees 47 minutes 14 seconds West 105.56 feet) 105.57 feet to a point; thence (2) North 70 degrees 48 minutes 11 seconds West 93.22 feet to a point; thence (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 64 degrees 15 minutes 36 seconds West 244.04 feet) 244.57 feet to a point, thence (4) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 56 degrees 44 minutes 36 seconds West 36.42 feet) 36.42 feet to a 1/2-inch rebar set, thence (5) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 51 degrees 11 minutes 35 seconds West 170.88 feet) 171.06 feet to a point, thence (6) North 46 degrees 37 minutes 50 seconds West 509.57 feet to a right of way marker thence (7) North 43 degrees 45 minutes 44 seconds West 54.15 feet to a 1/2-inch rebar set on the northeast right-of-way line of said McGinnis Ferry Road; thence leaving said right of way North 59 degrees 03 minutes 00 seconds East 418.39 feet to a point; thence South 30 degrees 56 minutes 24 seconds East 34.94 feet to a point; thence North 86 degrees 56 minutes 33 seconds East 141.74 feet to a point; thence North 69 degrees 08 minutes 21 seconds East 144.34 feet to a point; thence North 69 degrees 10 minutes 51 seconds East 18.66 feet to a 1/2-inch rebar set; thence South 86 degrees 53 minutes 16 seconds East 190.34 feet to a 1/2-inch rebar found; thence North 31 degrees 47 minutes 49 seconds West 36.71 feet to a 1/2-inch rebar found; thence North 31 degrees 23 minutes 29 seconds West 134.27 feet to a 1/2-inch rebar found; thence North 53 degrees 45 minutes 04 seconds East 880.42 feet to a 1/2-inch rebar found; thence South 30 degrees 15 minutes 00 seconds East 230.29 feet to a 1/2-inch rebar found; thence North 39 degrees 40 minutes 36 seconds East 392.49 feet to a 1/2-inch rebar found; thence South 78 degrees 50 minutes 27 seconds East 1199.31 feet to a 1/2-inch rebar found; thence South 47 degrees 14 minutes 52 seconds East 376.74 feet to a 1/2-inch rebar found; thence North 46 degrees 18 minutes 48 seconds East 74.95 feet to a 1/2-inch rebar set; thence South 40 degrees 07 minutes 34 seconds East 30.00 feet to a 1/2-inch rebar set, said 1/2-inch rebar set being located at or near the centerline of Scales Road; thence along the centerline of Scales Road, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 38 degrees 46 minutes 09 seconds West 220.78 feet) 222.17 feet to a point, (2) South 27 degrees 39 minutes 26 seconds West 185.53 feet to a point, (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 35 degrees 55 minutes 26 seconds West 274.60 feet) 275.55 feet

Fannie Mae Multifamily Security Instrument	Form 6025.GA	Page A- 5
Georgia	09-13	© 2013 Fannie Mae

to a point, (4) South 44 degrees 11 minutes 26 seconds West 321.03 feet to a point; thence leaving said centerline North 45 degrees 48 minutes 34 seconds West 25.00 feet to a point; thence South 44 degrees 11 minutes 26 seconds West 45.40 feet to a point; thence South 59 degrees 41 minutes 55 seconds West 39.97 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 49 degrees 02 minutes 28 seconds West 369.55 feet) 370.15 feet to a point; thence South 35 degrees 15 minutes 05 seconds East 10.50 feet to a point; thence along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 55 degrees 44 minutes 41 seconds West 68.80 feet) 68.81 feet to a point; thence South 56 degrees 47 minutes 16 seconds West 190.60 feet to a point; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 43 degrees 32 minutes 48 seconds West 110.73 feet) 110.86 feet to a point; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 52 degrees 59 minutes 26 seconds West 178.55 feet) 178.62 feet to a 1/2 -inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 48 degrees 11 minutes 39 seconds West 141.31 feet) 141.34 feet to a 1/2-inch rebar set; thence South 47 degrees 43 minutes 25 seconds West 72.68 feet to a 1/2-inch rebar set; thence along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 40 degrees 36 minutes 18 seconds West 27.55 feet), 27.68 feet to the TRUE POINT OF BEGINNING, said total tract containing approximately 86.42 acres.

Fannie Mae Multifamily Security Instrument	Form 6025.GA	Page A- 6
Georgia	09-13	© 2013 Fannie Mae